Exhibit 1.1

Execution Version

3M COMPANY
Medium-Term Notes, Series F

$18,000,000,000

Second Amended and Restated Distribution Agreement

May 19, 2016

Goldman, Sachs & Co.	J.P. Morgan Securities LLC
200 West Street	383 Madison Avenue
New York, New York 10282	New York, New York 10179

Barclays Capital Inc.	Merrill Lynch, Pierce, Fenner & Smith
745 Seventh Avenue	Incorporated
New York, New York 10019	One Bryant Park
New York, New York 10036
Citigroup Global Markets Inc.
388 Greenwich Street	Morgan Stanley & Co. LLC
New York, New York 10013	1585 Broadway
New York, New York 10036
Credit Suisse Securities (USA) LLC
Eleven Madison Avenue	Wells Fargo Securities, LLC
New York, New York 10010	550 South Tryon Street, 5th Floor
Charlotte, North Carolina 28202
Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005

Dear Ladies and Gentlemen:

3M Company, a Delaware corporation (the “Company”), proposes to issue and sell from time to time its Medium-Term Notes, Series F (the “Securities”) in an aggregate amount up to $18,000,000,000 and agrees with each of you (individually, an “Agent”, and collectively, the “Agents”) as set forth in this Second Amended and Restated Distribution Agreement (this “Agreement”).  An aggregate principal amount of $8,204,156,000 of Securities were issued prior to the date of this Agreement and are currently outstanding.

Subject to the terms and conditions stated herein and to the reservation by the Company of the right to sell Securities directly on its own behalf, the Company hereby (i) appoints each Agent as an agent of the Company for the purpose of soliciting and receiving offers to purchase Securities from the Company pursuant to Section 2(a) hereof, (ii) agrees that, except as otherwise contemplated herein, whenever it determines to sell Securities directly to any Agent as principal, it will enter into a separate agreement (each a “Terms Agreement”), substantially in the form of Annex I hereto, relating to such sale in accordance with Section 2(b) hereof and (iii) reserves the right from time to time to appoint one or more additional firms to act as an Agent hereunder.  This Agreement shall not be construed to create either an obligation on the part of the Company to sell any Securities or an obligation of any of the Agents to purchase Securities as principal.

The Securities will be issued under an indenture, dated as of November 17, 2000 (as amended on July 29, 2011 and as the same may be further amended from time to time, the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Trustee”).  The Securities shall have the maturity ranges, interest rates, if any, redemption provisions and other terms set forth in the Prospectus and the Disclosure Package referred to below as they may be amended or supplemented from time to time.  The Securities will be issued, and the terms and rights established, from time to time by the Company in accordance with the Indenture.

1.                                      The Company represents and warrants to, and agrees with, each Agent that:

(a)                                 (i)                                     An “automatic shelf registration statement,” as defined under Rule 405 of the rules and regulations under the Securities Act of 1933, as amended (the “Act”), on Form S-3, including a base prospectus relating to the various securities of the Company, including the Securities, has been filed with the Securities and Exchange Commission (the “Commission”) not earlier than three years prior to the date hereof; such registration statement and any post-effective amendment thereto became effective on filing pursuant to Rule 462(e) under the Act; and no stop order suspending the effectiveness of such registration statement, any post-effective amendment thereto or any part thereof has been issued and no proceeding for that purpose has been initiated or, to the best knowledge of the Company after due inquiry, threatened by the Commission, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company; the various parts of such registration statement and any post-effective amendment thereto, including all exhibits thereto, any information in a form of prospectus, prospectus supplement and/or pricing supplement that is deemed or retroactively deemed to be a part of such registration statement, as amended, pursuant to Rule 430B or Rule 430C under the Act (which information shall be considered to be included in such registration statement, as amended, as of the time specified in Rule 430B or Rule 430C, as the case may be) that has not been superseded or modified and the documents incorporated by reference therein at the time such part of such registration statement became effective but excluding Form T-1, each as amended at the time such part of such registration statement became effective, is hereinafter collectively called the “Registration Statement”;

(ii)                                  the term “Base Prospectus” shall mean the base prospectus relating to the various securities of the Company, including the Securities, included in the Registration Statement, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement;

(iii)                               the term “Prospectus Supplement” shall mean the Base Prospectus together with the prospectus supplement relating to the Securities in the form most recently filed with the Commission pursuant to Rule 424(b) under the Act prior to the offer and acceptance of a particular issue of Securities;

(iv)                              the term “Pricing Supplement” shall mean a supplement to the Prospectus Supplement that sets forth only the terms of a particular issue of Securities as filed by the Company with the Commission pursuant to Rule 424(b) that discloses the public offering price and other final terms of a particular issue of Securities and otherwise satisfies Section 10(a) of the Act in accordance with Section 4(a)(ii) hereof;

(v)                                 the term “Pricing Prospectus” shall mean (i) the Prospectus Supplement together with (ii) any preliminary pricing supplement used in connection with the Securities, as filed by the Company with the Commission pursuant to Rule 424(b); and

(vi)                              the term “Prospectus” shall mean the Pricing Prospectus (exclusive of clause (ii) thereof) together with the final Pricing Supplement relating to a particular issue of Securities filed by the Company with the Commission pursuant to Rule 424(b).

Any reference herein to any prospectus, including the Prospectus, Pricing Prospectus, Pricing Supplement, Prospectus Supplement or the Base Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of each such prospectus, as applicable; any reference to any amendment or supplement to any prospectus, including any Pricing Supplement, shall be deemed to refer to and include any documents filed after the date of such prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated therein by reference; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement after the effective date of the Registration Statement;

(b)                                 With respect to any issue of Securities, (i) the “Applicable Time” will be, in the case of sales of Securities hereunder, such date and time agreed to by the Company and applicable Agent(s) at the time of pricing of such issue of Securities, and shall, unless otherwise agreed, be the time immediately after the Company and such Agents agree on the pricing terms of such issue of Securities, and, in the case of sales of Securities under a Terms Agreement, the date and time specified in such Terms Agreement, (ii) the “Disclosure Package” will be the Pricing Prospectus as amended or supplemented at the Applicable Time together with the applicable Final Term Sheet (as defined in Section 4(a)(iii)) and any other documents listed on Schedule II to the applicable Terms Agreement or any other written agreement of the Company and the Agents, acting as agents, relating to such issue of Securities and (iii) the Disclosure Package, as of the Applicable Time, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided, however, that the representations and warranties in clause (iii) of this Section 1(b) shall not apply to statements or omissions made in any Disclosure Package or Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use therein;

(c)                                  Each “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Securities (an “Issuer Free Writing Prospectus”) listed on Schedule II or III of the applicable Terms Agreement, as of its issue date and at all subsequent times through the completion of the public offer and sale of an issue of Securities (which completion the lead Agent shall promptly communicate to the Company) or until any earlier date that the Company notified or notifies the applicable Agent(s) did not, does not and will not include any information that conflicted, conflicts or will conflict (within the meaning of Rule 433(c)) with the information then contained in the Registration Statement, the Pricing Prospectus, or the Prospectus; and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Disclosure Package as of the Applicable Time, did not, does not and will not include any untrue statement of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  If, prior to the completion of the public offer and sale of the Securities (which completion the lead Agent(s) shall promptly communicate to the Company), at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement, the Pricing Prospectus or the Prospectus, or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly (i) notify the applicable Agent(s) and (ii) either (1) amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission or (2) file a report with the Commission under the Exchange Act that corrects such untrue statement or omission and notify the applicable Agent(s) in writing that such Issuer Free Writing Prospectus shall no longer be used;

(d)                                 The documents incorporated by reference in the Prospectus and the Disclosure Package, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus and the Disclosure Package, or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus or the Disclosure Package;

(e)                                  The Registration Statement, the Prospectus and the Pricing Prospectus conform, and any further amendments or supplements thereto will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture

Act”), and the rules and regulations of the Commission thereunder, and do not and will not, as of the applicable effective date in case of the Registration Statement and any amendment thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and, as of its applicable date in the case of the Prospectus and the Pricing Prospectus and any amendment or supplement thereto, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Registration Statement, the Prospectus or the Pricing Prospectus;

(f)                                   The financial statements, and the related notes thereto, included or incorporated by reference in the Prospectus and the Disclosure Package present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; and said financial statements have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis; and the interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto;

(g)                                  Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus and the Disclosure Package any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, that have resulted or would result in a material adverse change in the general affairs, management, current or future condition, financial or otherwise, or in the earnings, business prospects, stockholders’ equity or results of operations of the Company and its subsidiaries considered as one enterprise (a “Material Adverse Effect”), otherwise than as set forth or contemplated in the Prospectus and the Disclosure Package; and, since the respective dates as of which information is given in the Registration Statement, the Prospectus and the Disclosure Package, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries considered as one enterprise, otherwise than as set forth or contemplated in the Prospectus and the Disclosure Package;

(h)                                 The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and the Disclosure Package and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to so qualify or be in good standing would not result in a Material

Adverse Effect; and each subsidiary of the Company with annual revenues (excluding inter-company activity) exceeding $400 million for the preceding fiscal year (the “Revenue Target”) and each other subsidiary of the Company, if any, that is a significant subsidiary (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Act) (each, a “Significant Subsidiary”) of the Company has been duly incorporated and is validly existing as a corporation in good standing under the law of its jurisdiction of incorporation and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualifications, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect; the only subsidiaries of the Company which meet the Revenue Target are 3M Japan Limited, 3M France S.A.S., 3M Canada Company, 3M Japan Holdings Company, 3M Deutschland GmbH, 3M Innovative Properties Company, 3M do Brasil Limitada, 3M China Limited, 3M Taiwan Limited, 3M Korea Limited, 3M International Trading (Shanghai) Co., Ltd., 3M Mexico, S.A. de C.V. and 3M United Kingdom PLC;

(i)                                     The Company has an authorized capitalization as set forth in the Prospectus and the Disclosure Package, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each Significant Subsidiary of the Company owned directly or indirectly by the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned free and clear of all liens, encumbrances, equities or claims, except, with respect to joint venture subsidiaries, for such liens, encumbrances, equities or liens which do not individually or in the aggregate have a Material Adverse Effect;

(j)                                    This Agreement and any applicable Terms Agreement have been duly authorized, executed and delivered by the Company;

(k)                                 The Securities have been duly authorized, and, when issued and delivered pursuant to this Agreement and any Terms Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized, executed and delivered, and qualified under the Trust Indenture Act, and constitutes a valid and legally binding instrument, both the Securities and the Indenture being enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and subject further, as to enforcement, to any requirements that a claim with respect to any debt securities issued under the Indenture that are payable in a foreign or composite currency (or a foreign or composite currency judgment in respect to such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States; and the Indenture conforms and the Securities of any particular issuance of Securities will conform to the descriptions thereof in the Prospectus and the Disclosure Package;

(l)                                     The issue and sale of the Securities by the Company, the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any

Terms Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation, as amended, or the By-Laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the solicitation of offers to purchase Securities, the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement, any Terms Agreement or the Indenture, except such as have been, or will have been prior to the Commencement Date (as defined in Section 3 hereof), obtained under the Act or the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the solicitation by such Agent of offers to purchase Securities from the Company and with purchases of Securities by such Agent as principal as the case may be in each case in the manner contemplated hereby;

(m)                             Other than as set forth or contemplated in the Registration Statement, the Prospectus and the Disclosure Package, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject, which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate result in a Material Adverse Effect, and, to the best of the Company’s knowledge, no such proceedings, which, if determined adversely, would individually or in the aggregate have such a Material Adverse Effect, are threatened or contemplated by governmental authorities or threatened by others;

(n)                                 Neither the Company nor any of its subsidiaries is (i) in violation of its Certificate of Incorporation (or Articles of Incorporation) or By-laws or (ii) in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for such defaults that would not result in a Material Adverse Effect;

(o)                                 The statements set forth in the Prospectus and the Disclosure Package under the captions “Debt Securities” and “Description of Notes We May Offer”, insofar as they purport to constitute a summary of the terms of the Securities, and under the captions “Certain U.S. Federal Income Tax Considerations”, “Plan of Distribution” and “Supplemental Plan of Distribution”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

(p)                                 The Company is not and, after giving effect to each offering and sale of the Securities and the application of proceeds as contemplated by the applicable Disclosure Package, will not be an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(q)                                 PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

(r)                                    [Intentionally Omitted];

(s)                                   (i) (A) At the time of filing the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus) and (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the Act, the Company was a “well-known seasoned issuer” as defined in Rule 405 under the Act; and (ii) at the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Securities, the Company was not an “ineligible issuer” as defined in Rule 405 under the Act;

(t)                                    The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.  Except as disclosed in the Prospectus and the Disclosure Package, the Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting;

(u)                                 Except as disclosed in the Prospectus and the Disclosure Package, since the date of the latest audited financial statements incorporated by reference in the Prospectus and the Disclosure Package, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

(v)                                 The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective;

(w)                               Any offer that is a written communication relating to the Securities made prior to the filing of the Registration Statement by the Company or any person acting on its behalf (within the meaning, for this paragraph only, of Rule 163(c) under the Act) has been filed with the Commission in accordance with the exemption provided by Rule 163 and otherwise complied with the requirements of Rule 163, including, without limitation, the legending requirement, to qualify such offer for the exemption from Section 5(c) of the Act provided by Rule 163; and

(x)                                 The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the Act, and the Company is not the subject of a pending proceeding under Section 8A of the Act in connection with the offering of the Securities.

(y)                                 The Company has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance by the Company, its Subsidiaries, which, for purposes of this Section 1(y) means any entity of which the Company owns (either directly or indirectly) a majority of the outstanding equity securities or other ownership interests carrying a majority of the voting power in the election of the board of directors or other governing body of such entity (each such entity, a “Subsidiary”), and their respective directors, officers, employees and agents in all material respects with (i) all laws, rules, and regulations of any jurisdiction applicable to the Company or its Subsidiaries from time to time concerning or relating to bribery or corruption (the “Anti-Corruption Laws”) and (ii) the applicable economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union (the “EU”) or Her Majesty’s Treasury of the United Kingdom (collectively, “Sanctions”).  The Company, its Subsidiaries, and to the knowledge of the Company, its officers, employees, directors and agents when acting on behalf of the Company and its Subsidiaries, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects.  Neither the Company nor any of its Subsidiaries is (a) a Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or by the United Nations Security Council, the EU or any EU member state, (b) a Person operating, organized or resident in a country or territory which is itself the subject or target of any Sanctions to the extent such Person is the subject of Sanctions, or (c) any Person controlled or more than 50 percent owned by any such Person or Persons.  The use of proceeds from the transactions contemplated by this Agreement and any applicable Terms Agreement will not constitute (i) a violation of the United States Foreign Corrupt Practices Act of 1977, (ii) a violation of the United Kingdom Bribery Act of 2010, or (iii) a material violation of any other Anti-Corruption Laws or applicable Sanctions. For purposes of this Section 1(y), “Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or other entity or government or any agency or political subdivision thereof.

2.                                      (a)                                 On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, each of the Agents hereby severally and not jointly agrees, as agent of the Company, to use its reasonable best efforts to solicit and receive offers to purchase the Securities from the Company upon the terms and conditions set forth in the applicable Disclosure Package and Prospectus.  So long as this Agreement shall remain in effect with respect to any Agent, the Company may, without requiring the consent of or payment of commissions to such Agent, solicit or accept offers to purchase, or sell, any debt securities with a maturity at the time of original issuance of 9 months to 30 years.  The Company reserves the right to sell, and may solicit and accept offers to purchase, Securities directly on its own behalf, and, in the case of any such sale not resulting from a solicitation made by any Agent, no commission will be payable with respect to such sale.  These provisions shall not limit Section 4(f) hereof or any similar provision included in any Terms Agreement.

Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase Securities and the payment in each case therefor shall be as set forth in the Administrative Procedure attached hereto as Annex II as it may be amended from time to time by written agreement between the Agents and the Company (the “Administrative Procedure”).  The provisions of the Administrative Procedure shall apply to all transactions contemplated hereunder other than those made pursuant to a Terms Agreement.  Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them in the Administrative Procedure.  The solicitation of offers to purchase Securities will be made in a manner consistent with such reasonable guidelines developed from time to time by the Company as agreed with the Agents.  The Company will furnish to the Trustee a copy of the Administrative Procedure as from time to time in effect.

The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Securities.  As soon as practicable, but in any event not later than one business day in New York City, after receipt of notice from the Company, the Agents will suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised the Agents that such solicitation may be resumed.  During such period, the Company shall not be required to comply with the provisions of Sections 4(h), 4(i), 4(j) and 4(k).  Upon advising the Agents that such solicitation may be resumed, however, the Company shall simultaneously provide the documents required to be delivered by Sections 4(h), 4(i), 4(j) and 4(k), and the Agents shall have no obligation to solicit offers to purchase the Securities until such documents have been received by the Agents.  In addition, any failure by the Company to comply with its obligations to deliver the documents required by Sections 4(h), 4(i), 4(j) and 4(k) shall automatically suspend the Agents’ obligations hereunder, including without limitation its obligations to solicit offers to purchase the Securities hereunder as agent or to purchase Securities hereunder as principal, until such time as the documents required to be delivered by Sections 4(h), 4(i), 4(j) and 4(k) are received by the Agents.

Unless otherwise agreed in writing, the Company agrees to pay each Agent a commission, at the time of settlement of any sale of a Security by the Company as a result of a solicitation made by such Agent, in an amount equal to the following applicable percentage of the principal amount of such Security sold:

Range of Maturities	Commission (percentage of aggregate principal amount of Securities sold)
From 9 months to less than 1 year	.125%
From 1 year to less than 18 months	.125%
From 18 months to less than 2 years	.150%
From 2 years to less than 3 years	.150%
From 3 years to less than 4 years	.200%
From 4 years to less than 5 years	.200%
From 5 years to less than 6 years	.250%
From 6 years to less than 7 years	.300%
From 7 years to less than 10 years	.300%
From 10 years to less than 15 years	.400%
From 15 years to less than 20 years	.450%
20 years and more	.750%

The Agents may offer the Securities they have purchased as principal to other dealers.  The Agents may sell Securities to any dealer at a discount and such discount allowed to any dealer may include all or part of the discount to be received by such Agents from the Company.

(b)                                 Each sale of Securities to any Agent as principal shall be made in accordance with the terms of this Agreement and (unless the Company and such Agent shall otherwise agree) a Terms Agreement which will provide for the sale of such Securities to, and the purchase thereof by, such Agent.  A Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by such Agent.  The commitment of any Agent to purchase Securities as principal, whether pursuant to any Terms Agreement or otherwise, shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth.  Each Terms Agreement shall specify the principal amount of Securities to be purchased by any Agent pursuant thereto, the price to be paid to the Company for such Securities, any provisions relating to rights of, and default by, underwriters acting together with such Agent in the reoffering of the Securities and the time and date and place of delivery of and payment for such Securities.  Such Terms Agreement shall also specify any requirements for opinions of counsel, accountants’ letters and officers’ certificates pursuant to Section 4 hereof.  Each Agent proposes to offer Securities purchased by it as principal for sale at prevailing market prices or prices related thereto at the time of sale, which may be equal to, greater than or less than the price at which such Securities are purchased by such Agent from the Company.

For each sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the procedural details relating to the issue and delivery of such Securities and payment therefor shall be as set forth in the Administrative Procedure.  For each such sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the Company agrees to pay such Agent a commission (or grant an equivalent discount) as provided in Section 2(a) hereof and in accordance with the schedule set forth therein.

Each time and date of delivery of and payment for Securities to be purchased by an Agent as principal, whether set forth in a Terms Agreement or in accordance with the Administrative Procedure, is referred to herein as a “Time of Delivery”.

(c)                                  Each Agent agrees, with respect to any Security denominated in a currency other than U.S. dollars, as agent, directly or indirectly, not to solicit offers to purchase, and as principal under any Terms Agreement or otherwise, directly or indirectly, not to offer, sell or deliver, such Security in, or to residents of, the country issuing such currency, except as permitted by applicable law.

3.                                      The documents required to be delivered pursuant to Section 6 hereof on the Commencement Date (as defined below) shall be delivered to the Agents at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, at 10:00 a.m., New York City time, on the date of the first Time of Delivery (the “Initial Settlement Date”) of Securities purchased by any Agent as principal after the date hereof (the date of this Agreement is referred to herein as the “Commencement Date”); provided, however, that (1) the letter from the Company’s independent registered public accounting firm required to be delivered pursuant to Section 6(d) hereof shall be delivered to the Agents on the date of the relevant Terms Agreement, with a bring-down letter from the independent registered public accounting firm (in form and substance satisfactory to the Agents) to be delivered on the Initial Settlement Date, (2) the obligations of the applicable Agent or Agents under the Terms Agreement shall be subject to the condition that all representations and warranties and covenants of the Company in this Agreement shall be true and correct at and as of the date of the Terms Agreement and as of the Initial Settlement Date and (3) the certificate of the officers of the Company required by Section 6(g) shall be delivered both on the date of the Terms Agreement and the Initial Settlement Date.

4.                                      The Company covenants and agrees with each Agent:

(a)                                 (i)  To make no amendment or supplement to the Registration Statement, the Prospectus or the Pricing Prospectus (A) prior to the Commencement Date which shall be reasonably disapproved by any Agent promptly after reasonable notice thereof or (B) after the date of any Terms Agreement or other agreement by an Agent to purchase Securities as principal and prior to the related Time of Delivery which shall be reasonably disapproved by any Agent party to such Terms Agreement or so purchasing as principal promptly after reasonable notice thereof; (ii) to prepare, with respect to any Securities to be sold through or to such Agent pursuant to this Agreement, a Pricing Supplement with respect to such Securities in a form previously approved by such Agent and to file such Pricing Supplement pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations of the Commission under the Act (without reliance on Rule 424(b)(8)) and to take such steps as it deems necessary to ascertain promptly whether such Pricing Supplement was received for filing by the Commission and, in the event that it was not, to promptly file such Pricing Supplement; (iii) unless otherwise notified by the applicable Agent(s), to prepare, with respect to any Securities to be sold through or to such Agent pursuant to this Agreement, a final term sheet relating to the final terms of each offering of Securities in a form previously approved by such Agent and attached as Exhibit A to the applicable Terms Agreement (a “Final Term Sheet”) and, subject to the consent of the applicable Agent(s), file such Final Term Sheet within the period required by Rule 433(d)(5)(ii) following the date such final terms have been established for such Securities; (iv) to make no amendment or supplement to the Registration Statement, the Prospectus or the Pricing Prospectus, other than any Pricing Supplement, at any time prior to having afforded each Agent a reasonable opportunity to review and comment on it; (v) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as delivery of a prospectus is required (or but for the exemption in Rule 172 would be required)  in connection with the offering or sale of the Securities, and during such time period to advise such Agent, promptly after the Company receives notice thereof, of the time when any amendment to the Registration Statement has been filed or has become effective or any supplement to the Prospectus or the Pricing Prospectus or any amended Prospectus or Pricing Prospectus (other than any Pricing Supplement that relates to Securities not purchased through or by such Agent) has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities or of any notice of objection to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act relating to the Securities; (vi) the Company becoming the subject of a proceeding under Section 8A of the Act in connection with the offering of the Securities and of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplement of the Registration Statement, the Prospectus or the Pricing Prospectus or for additional information; and (vii) in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or suspending any such qualification or any such notice of objection, to use promptly its best efforts to obtain its withdrawal;

(b)                                 Promptly from time to time to take such action as such Agent reasonably may request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as such Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(c)                                  To furnish such Agent with copies of the Registration Statement and each amendment thereto, with copies of the Prospectus or the Pricing Prospectus as each time amended or supplemented, other than any Pricing Supplement (except as provided in the Administrative Procedure), in the form in which it is filed with the Commission pursuant to Rule 424 under the Act, and with copies of the documents incorporated by reference therein, all in such quantities as such Agent may reasonably request from time to time; and, if the delivery of a prospectus is (or but for the exemption in Rule 172 would be) required at any time in connection with the offering or sale of the Securities (including Securities purchased from the Company by such Agent as principal) and if at such time any event shall have occurred as a result of which the Prospectus or the Pricing Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus or Pricing Prospectus is delivered (or but for the exemption in Rule 172 would be delivered), not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or the Pricing Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus or the Pricing Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to immediately notify such Agent and request such Agent, in its capacity as agent of the Company, to suspend solicitation of offers to purchase Securities from the Company (and, if so notified, such Agent shall cease such solicitations as soon as practicable, but in any event not later than one business day later); and if the Company shall decide to amend or supplement the Registration Statement, the Prospectus or the Pricing Prospectus as then amended or supplemented, to so advise such Agent promptly by telephone (with confirmation in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement, the Prospectus or the Pricing Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance; provided, however, that if during such same period such Agent continues to own Securities purchased from the Company by such Agent as principal or such Agent is otherwise required (or but for the exemption in Rule 172 would be required) to deliver a prospectus in respect of transactions in the Securities, the Company shall promptly prepare and file with the Commission such an amendment or supplement;

(d)                                 To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158) by making an appropriate filing with the Commission if the Company is subject to the reporting requirements of the Exchange Act or by other means if the Company is not so subject;

(e)                                  So long as any Securities are outstanding, to furnish to such Agent copies of all reports or other communications (financial or other) furnished to stockholders, and deliver to such Agent (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as such Agent may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

(f)                                   That, from the date of any Terms Agreement with such Agent or other agreement by such Agent to purchase Securities as principal and continuing to and including the later of (i) the termination of the trading restrictions for the Securities purchased thereunder and (ii) the related Time of Delivery (provided that such Agent shall notify the Company if such trading restrictions will not terminate on the related Time of Delivery), the Company will not, without the prior written consent of such Agent, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company (other than the sale of Securities pursuant to such Terms Agreement) which both mature more than 9 months after such Time of Delivery and are substantially similar to the Securities;

(g)                                  That each acceptance by the Company of an offer to purchase Securities hereunder (including any purchase by such Agent as principal not pursuant to a Terms Agreement), and each execution and delivery by the Company of a Terms Agreement with such Agent, shall be deemed to be an affirmation to such Agent that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement, as the case may be, as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the settlement date for the Securities relating to such acceptance or as of the Time of Delivery relating to such sale, as the case may be, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented, and the Disclosure Package, relating to such Securities);

(h)                                 That reasonably in advance of each time (i) the Registration Statement or the Prospectus Supplement shall be amended or supplemented (other than by a Pricing Supplement), (ii) if requested by an Agent then soliciting offers to purchase the Securities, a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus Supplement and (iii) the Company sells Securities to such Agent as principal (pursuant to a Terms Agreement or otherwise pursuant to this Agreement), the Company shall furnish to Sidley Austin LLP, counsel to the Agents, such papers and information as they may reasonably request to enable them to furnish to such Agents the opinion or opinions referred to in Section 6(b) hereof;

(i)                                     That each time (i) the Registration Statement or the Prospectus Supplement shall be amended or supplemented (other than by a Pricing Supplement), (ii) if requested by an Agent then soliciting offers to purchase the Securities, a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus Supplement and (iii) the Company sells Securities to such Agent as principal (pursuant to a Terms Agreement or otherwise pursuant to this Agreement), the Company shall furnish or cause to be furnished forthwith to such Agent a written opinion of Gregg Larson, Deputy General Counsel of the Company, or other counsel for the Company satisfactory to such Agent, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, to the effect that such Agent may rely on the opinion of such counsel referred to in Section 6(c) hereof which was last furnished to such Agent to the same extent as though it were dated the date of such letter authorizing reliance (except that the statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus Supplement as amended and supplemented to such date) or, in lieu of such opinion, an opinion of the same tenor as the opinion of such counsel referred to in Section 6(c) hereof but modified to relate to the Registration Statement and the Prospectus Supplement as amended and supplemented to such date;

(j)                                    That each time (i) the Registration Statement or the Prospectus Supplement shall be amended or supplemented (other than by a Pricing Supplement which does not set forth financial information included in or derived from the Company’s consolidated financial statements or accounting records), (ii) if requested by an Agent then soliciting offers to purchase the Securities, a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus Supplement, in either case to set forth financial information included in or derived from the Company’s consolidated financial statements or accounting records, and (iii)

each time the Company sells Securities to such Agent as principal (pursuant to a Terms Agreement or otherwise pursuant to this Agreement), the Company shall cause the independent certified public accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement forthwith to furnish such Agent a letter, dated the date of such amendment, supplement, incorporation or Terms Agreement relating to such sale, as the case may be, in form satisfactory to such Agent, of the same tenor as the letter referred to in Section 6(d) hereof but modified to relate to the Registration Statement and the Prospectus Supplement as amended or supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company, to the extent such financial statements and other information are available as of a date not more than five business days prior to the date of such letter and the Company shall cause such independent certified public accountants to also furnish such Agent a letter dated as of the applicable Time of Delivery reaffirming statements made in each letter dated as of the date of a Terms Agreement; provided, however, that, with respect to any financial information or other matter, such letter may reconfirm as true and correct at such date as though made at and as of such date, rather than repeat, statements with respect to such financial information or other matter made in the letter referred to in Section 6(d) hereof which was last furnished to such Agent;

(k)                                 That each time (i) the Registration Statement or the Prospectus Supplement shall be amended or supplemented (other than by a Pricing Supplement), (ii) if requested by an Agent then soliciting offers to purchase the Securities, a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus Supplement, and (iii) the Company sells Securities to such Agent as principal (pursuant to a Terms Agreement or otherwise pursuant to this Agreement), the Company shall furnish or cause to be furnished forthwith to such Agent a certificate, dated the date of such supplement, amendment, incorporation or Time of Delivery relating to such sale, as the case may be, in such form and executed by such officers of the Company as shall be satisfactory to such Agent, to the effect that the statements contained in the certificate referred to in Section 6(g) hereof which was last furnished to such Agent are true and correct at such date as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus Supplement as amended and supplemented to such date), or, in lieu of such certificate, certificates of the same tenor as the certificates referred to in said Section 6(g) but modified to relate to the Registration Statement and the Prospectus Supplement as amended and supplemented to such date;

(l)                                     To offer to any person who has agreed to purchase Securities as the result of an offer to purchase solicited by such Agent the right to refuse to purchase and pay for such Securities if, on the related settlement date fixed pursuant to the Administrative Procedure, any condition set forth in Section 6(a), 6(e) or 6(f) hereof shall not have been satisfied (it being understood that the judgment of such person with respect to the impracticability or inadvisability of such purchase of Securities shall be substituted, for purposes of this Section 4(l), for the respective judgments of an Agent with respect to certain matters referred to in such Sections 6(a), 6(e) and 6(f), and that such Agent shall have no duty or obligation whatsoever to exercise the judgment permitted under such Sections 6(a), 6(e) and 6(f) on behalf of any such person);

(m)                             To pay the required Commission filing fees relating to each offering of Securities within the time required by Rule 456(b)(1)(i) under the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b));

(n)                                 If by the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement any of the Securities remain unsold by the Agents, the Company will file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Securities, in a form satisfactory to each Agent.  If, at the Renewal Deadline, the Company is no longer eligible to file an automatic shelf registration statement, the Company will, if it has not already done so, file a new shelf registration statement relating to the Securities, in a form satisfactory to each Agent and will use its best efforts to cause such registration statement to be declared effective within 90 days after the Renewal Deadline.  The Company will take all other action necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the expired registration statement relating to the Securities.  References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be;

(o)                                 If required by Rule 430B(h) under the Act, to prepare a form of prospectus in a form approved by the applicable Agents and to file such form of prospectus pursuant to Rule 424(b) under the Act not later than may be required by Rule 424(b) under the Act; and to make no further amendment or supplement to such form of prospectus which shall be disapproved by the applicable Agents promptly after reasonable notice therereof; and

(p)                                 The Company represents and agrees that, other than the Final Term Sheet prepared and filed pursuant to Section 4(a)(iii) hereof, unless it obtains the prior consent of the applicable Agent(s), and each applicable Agent represents and agrees that, unless it obtains the prior consent of the Company and the lead Agent(s), other than one or more term sheets relating to the securities containing customary information disseminated through Bloomberg L.P. or other e-mail system and that do not require the Company to file any material pursuant to Rule 433(d) under the Act other than the Final Term Sheet prepared and filed pursuant to Section 4(a)(iii) hereof, it will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission.  Any such free writing prospectus consented to in writing by the Company and the lead Agent(s) is referred to herein as a “Permitted Free Writing Prospectus.”  The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and has complied and will comply with the requirements of Rule 433 applicable to each and every Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.  Each Permitted Free Writing Prospectus shall be listed on Schedule II or III, as applicable, of the applicable Terms Agreement or other applicable written agreement of the Company and the Agents, acting as agents, relating to an issue of Securities.

5.                                      The Company covenants and agrees with each Agent that the Company will pay or cause to be paid the following:  (i) the fees and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Prospectus

Supplement, the Prospectus, any Issuer Free Writing Prospectus and any Pricing Supplements and all other amendments and supplements thereto and the mailing and delivering of copies thereof to such Agent; (ii) the reasonable fees and expenses of counsel for the Agents in connection with the establishment or recommencement of the Program contemplated hereby and in connection therewith; (iii) the cost of printing, preparing by word processor or reproducing this Agreement, any Terms Agreement, any Indenture, any Blue Sky Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iv) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(b) hereof, including fees and disbursements of counsel for the Agents in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (v) any fees charged by securities rating services for rating the Securities; (vi) any filing fees incident to any required review by the Financial Industry Regulatory Authority, Inc. of the terms of the sale of the Securities; (vii) the cost of preparing the Securities; (viii) the fees and expenses of any Trustee and any agent of any Trustee and any transfer or paying agent of the Company and the fees and disbursements of counsel for any Trustee or such agent in connection with any Indenture and the Securities; (ix) any advertising connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved by the Company; and (x) all other costs and expenses incident to the performance of the Company’s obligations hereunder which are not otherwise specifically provided for in this Section.  Except as provided in Sections 7 and 8 hereof, each Agent shall pay all other expenses it incurs.

6.                                      The obligation of any Agent, as agent of the Company, at any time (“Solicitation Time”) to solicit offers to purchase the Securities and the obligation of any Agent to purchase Securities as principal, pursuant to any Terms Agreement or otherwise, shall in each case be subject, in such Agent’s discretion, to the condition that all representations and warranties and covenants of the Company herein (and, in the case of an obligation of an Agent under a Terms Agreement, in or incorporated in such Terms Agreement by reference) are true and correct at and as of the Commencement Date and any applicable date referred to in Section 4(k) hereof that is prior to such Solicitation Time or Time of Delivery, as the case may be, at and as of the Applicable Time, and at and as of such Solicitation Time or Time of Delivery, as the case may be, the condition that prior to such Solicitation Time or Time of Delivery, as the case may be, the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a)                                 (i)  With respect to any Securities sold at or prior to such Solicitation Time or Time of Delivery, as the case may be, the Pricing Prospectus and the Prospectus as amended or supplemented (including the Pricing Supplement) with respect to such Securities shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(a) hereof; (ii) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission nor shall any order preventing or suspending the use of any prospectus relating to the Securities or any notice of objection to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act relating to the Securities have been issued; and (iii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of such Agent;

(b)                                 Sidley Austin LLP, counsel to the Agents, shall have furnished to such Agent (i) such opinion or opinions, dated the Commencement Date, with respect to the incorporation of the Company, the validity of the Indenture, the Securities, the Registration Statement and the Prospectus Supplement as amended or supplemented and other related matters as such Agent may reasonably request, and (ii) if and to the extent requested by such Agent, with respect to each applicable date referred to in Section 4(h) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, an opinion or opinions, dated such applicable date, to the effect that such Agent may rely on the opinion or opinions which were last furnished to such Agent pursuant to this Section 6(b) to the same extent as though it or they were dated the date of such letter authorizing reliance (except that the statements in such last opinion or opinions shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in any case, in lieu of such an opinion or opinions, an opinion or opinions of the same tenor as the opinion or opinions referred to in clause (i) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date; and in each case such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c)                                  Gregg Larson, Secretary and Deputy General Counsel of the Company, or other counsel for the Company satisfactory to such Agent, shall have furnished to such Agent such counsel’s written opinions, dated the Commencement Date and each applicable date referred to in Section 4(i) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in form and substance satisfactory to such Agent, to the effect that:

(i)                                     The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented and the Disclosure Package;

(ii)                                  The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented and the Disclosure Package and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

(iii)                               The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in the United States in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of the matters of fact upon certificates of officers of the Company, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates);

(iv)                              Each Significant Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in the United States in which it owns or leases properties or conducts any business, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and nonassessable, and the shares of each such Significant Subsidiary owned directly or indirectly by the Company are owned free and clear of all such liens, encumbrances, equities or claims, except, with respect to joint venture subsidiaries, for such liens, encumbrances, equities or claims which do not individually or in the aggregate have a Material Adverse Effect (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that he believes that both you and he are justified in relying upon such opinions and certificates);

(v)                                 To the best of such counsel’s knowledge and other than as set forth or contemplated in the Registration Statement, the Prospectus and the Disclosure Package, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject, which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and to the best of such counsel’s knowledge, no such proceedings, which, if determined adversely, would individually or in the aggregate have such a Material Adverse Effect, are threatened or contemplated by governmental authorities or threatened by others;

(vi)                              This Agreement and any applicable Terms Agreement have been duly authorized, executed and delivered by the Company;

(vii)                           The Securities have been duly authorized and, when duly executed, authenticated, issued and delivered by the Company, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and subject further, as to enforcement, to any requirements that a claim with respect to any debt securities issued under the Indenture that are payable in a foreign or composite currency (or a foreign or composite currency judgment in respect to such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States; and the Indenture conforms and the Securities will conform in all material respects to the descriptions thereof in the Prospectus as amended or supplemented and the Disclosure Package;

(viii)                        The Indenture has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and subject further, as to enforcement, to any requirements that a claim with respect to any debt securities issued under the Indenture that are payable in a foreign or composite currency (or a foreign or composite currency judgment in respect to such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States; and the Indenture has been duly qualified under the Trust Indenture Act;

(ix)                              The issue and sale of the Securities by the Company, the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any applicable Terms Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation, as amended, of the Company or the By-Laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties;

(x)                                 No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the solicitation of offers to purchase Securities, the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement, any applicable Terms Agreement, or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the solicitation by the Agents of offers to purchase Securities from the Company and with purchases of Securities by an Agent as principal, as the case may be, in each case in the manner contemplated hereby;

(xi)                              Neither the Company nor any of its subsidiaries is (i) in violation of its Certificate of Incorporation (or Articles of Incorporation) or By-laws or (ii) to the best of such counsel’s knowledge, in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound that is described or referred to in the Registration Statement, the Prospectus and the Disclosure Package, if such default would result in a Material Adverse Effect;

(xii)                           The statements set forth in the Prospectus and the Disclosure Package under the captions “Debt Securities” and “Description of Notes We May Offer”, insofar as they purport to constitute a summary of the terms of the Securities, and under the captions “Certain U.S. Federal Income Tax Considerations”, “Plan of Distribution” and

“Supplemental Plan of Distribution”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are correct in all material respects;

(xiii)                        The Company is not and, after giving effect to the offering and sale of the Securities and the application of proceeds as contemplated by the applicable Disclosure Package, will not be an “investment company” as such term is defined in the Investment Company Act;

(xiv)                       The documents incorporated by reference in the Prospectus and the Disclosure Package (other than the financial statements or data and related schedules included therein, as to which such counsel expresses no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

(xv)                          The Registration Statement and the Pricing Prospectus and the Prospectus as amended and supplemented and any further amendments and supplements thereto made by the Company prior to the date of such opinion (other than the financial statements or data and related schedules included therein or the Form T-1, as to which such counsel expresses no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; nothing has come to such counsel’s attention that would lead him to believe (i) that, as of its effective date or any deemed effective date with respect to the Agents pursuant to Rule 430B(f)(2), the Registration Statement or any further amendment or supplement thereto made by the Company prior to the date of such opinion (other than financial statements or data and related schedules included therein or the Form T-1, as to which such counsel makes no statement) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) that the Prospectus or any amendment or supplement thereto made by the Company prior to the date of such opinion, as of the date of the Prospectus or such amendment or supplement or as of the date of such opinion, (other than the financial statements or data and related schedules included therein, as to which such counsel makes no statement) contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, or (iii) that the Disclosure Package, as of the Applicable Time or as of the date of such opinion (other than financial statements or data and related schedules included therein, as to which such counsel makes no statement), included or includes any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or any contracts or other documents required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Pricing Prospectus or the Prospectus as amended or supplemented or required to be described in the Registration Statement, the Pricing Prospectus or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required.

(d)                                 Not later than 10:00 a.m., New York City time, on the Commencement Date and on each applicable date referred to in Section 4(j) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, the independent registered public accounting firm that has certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to such Agent a letter, dated the Commencement Date or such applicable date, as the case may be, in form and substance satisfactory to such Agent;

(e)                                  (i)  Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Disclosure Package and the Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, that would result in a Material Adverse Effect, otherwise than as set forth or contemplated in the Disclosure Package and the Prospectus as amended or supplemented and (ii) since the respective dates as of which information is given in the Disclosure Package and the Prospectus as amended or supplemented there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries considered as one enterprise, otherwise than as set forth or contemplated in the Disclosure Package and the Prospectus as amended or supplemented, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of such Agent so material and adverse as to make it impracticable or inadvisable to proceed with the solicitation by such Agent of offers to purchase Securities from the Company or the purchase by such Agent of Securities from the Company as principal, as the case may be, on the terms and in the manner contemplated in the Disclosure Package and the Prospectus as amended or supplemented; provided, however, that in the case where any Agent purchases Securities as principal, the references to the “Disclosure Package and the Prospectus as amended or supplemented” in clauses (i) and (ii) shall refer to the Disclosure Package and the Prospectus as amended or supplemented as of the date of the applicable Terms Agreement;

(f)                                   There shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the NASDAQ Global Market; (ii) a suspension or material limitation in trading in the Company’s securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; (iv) a material adverse change in the financial markets of the United States, any material interruption in the clearance and settlement systems in the United States or an outbreak or escalation of hostilities or the declaration of a national emergency or war if the effect of any such event specified in this clause (iv) in the judgment of such Agent makes it impracticable or inadvisable to proceed with the solicitation of offers to purchase Securities or the purchase of Securities from the Company as principal, pursuant to the applicable Terms Agreement or otherwise, as the case may be, on the terms and in the manner contemplated in the Disclosure Package and the Prospectus as amended or supplemented; (v) any downgrading in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization”, as that term is defined in Section 3(a)(62) of the Exchange Act; or (vi) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities; and

(g)                                  The Company shall have furnished or caused to be furnished to such Agent certificates of officers of the Company dated the Commencement Date and each applicable date referred to in Section 4(k) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in such form and executed by such officers of the Company as shall be satisfactory to such Agent, as to the accuracy of the representations and warranties of the Company herein at and as of the Commencement Date or such applicable date, as the case may be, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Commencement Date or such applicable date, as the case may be, as to the matters set forth in subsections (a) and (e) of this Section 6, and as to such other matters as such Agent may reasonably request.

7.                                      (a)                                 The Company will indemnify and hold harmless each Agent against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus, the Pricing Prospectus, the Prospectus, the Prospectus as amended or supplemented, any Issuer Free Writing Prospectus, or any “issuer information” filed or required to be filed under Rule 433(d) under the Act, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Agent for any legal or other expenses reasonably incurred, as incurred, by it in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any preliminary prospectus, the Pricing Prospectus, the Prospectus, the Prospectus as amended or supplemented, or any Issuer Free Writing Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein.

(b)                                 Each Agent severally and not jointly will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus, the Pricing Prospectus, the Prospectus, the Prospectus as amended or supplemented, any Issuer

Free Writing Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any preliminary prospectus, the Pricing Prospectus, the Prospectus, the Prospectus as amended or supplemented, any Issuer Free Writing Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred, as incurred, by the Company in connection with investigating or defending any such action or claim.

(c)                                  Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.  An indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.  No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)                                 If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and each Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Agent in respect thereof.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, relates to information supplied by the Company on the one hand or by any Agent on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by per capita allocation (even if all Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (d), an Agent shall not be required to contribute any amount in excess of the amount by which the total public offering price at which the Securities purchased by or through it were sold exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The obligations of each of the Agents under this subsection (d) to contribute are several in proportion to the respective purchases made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

(e)                                  The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of the Act; and the obligations of each Agent under this Section 7 shall be in addition to any liability which such Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

8.                                      Each Agent, in soliciting offers to purchase Securities from the Company and in performing the other obligations of such Agent hereunder (other than in respect to any purchase by an Agent as principal, pursuant to a Terms Agreement or otherwise), is acting solely as agent for the Company and not as principal.  Each Agent will make reasonable best efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company was solicited by such Agent and has been accepted by the Company, but such

Agent shall not have any liability to the Company in the event such purchase is not consummated for any reason.  If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall (i) hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) notwithstanding such default, pay to the Agent that solicited such offer any commission to which it would be entitled in connection with such sale.

9.                                      The respective indemnities, agreements, representations, warranties, covenants and other statements, if any, by any Agent and the Company set forth in or made pursuant to this Agreement shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Agent or any controlling person of any Agent, or the Company, or any officer or director or any controlling person of the Company, and shall survive each delivery of and payment for any of the Securities.

10.                               The provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company may be suspended or terminated at any time by the Company as to any Agent or by any Agent as to such Agent upon the giving of written notice of such suspension or termination to such Agent or the Company, as the case may be.  In the event of such suspension or termination with respect to any Agent, (x) this Agreement shall remain in full force and effect with respect to any Agent as to which such suspension or termination has not occurred, (y) this Agreement shall remain in full force and effect with respect to the rights and obligations of any party which have previously accrued or which relate to Securities which are already issued, agreed to be issued or the subject of a pending offer at the time of such suspension or termination and (z) in any event, this Agreement shall remain in full force and effect insofar as the fourth paragraph of Section 2(a), Section 4(d), Section 4(e), Section 5, Section 7, Section 8 and Section 9 hereof are concerned.

11.                               Except as otherwise specifically provided herein or in the Administrative Procedure, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to the Agents shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to:

Goldman, Sachs & Co. 200 West Street New York, New York 10282 Telephone: (866) 471-2526 Attention: Registration Department	J.P. Morgan Securities LLC 383 Madison Avenue, 3rd Floor New York, New York 10179 Facsimile Transmission No. (212) 834-6081 Attention: Medium-Term Note Desk

Barclays Capital Inc. 745 Seventh Avenue New York, New York 10019 Facsimile Transmission No. (646) 834-8133 Attention: Syndicate Registration

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

50 Rockefeller Plaza
New York, New York 10020
Facsimile Transmission No. (212) 901-7881

Attention: High Grade Debt Capital Markets Transaction Management, Legal

Citigroup Global Markets Inc. 388 Greenwich Street New York, New York 10013 Facsimile Transmission No. (646) 291-5209 Attention: Transaction Execution Group	Morgan Stanley & Co. LLC 1585 Broadway, 4th Floor New York, New York 10036 Facsimile Transmission No. (212) 507-5462 Attention: Manager, Financing Products Group

Credit Suisse Securities (USA) LLC
One Madison Avenue
New York, New York 10010
Facsimile Transmission No. (800) 221-1037
Attention: Credit Suisse Prospectus Department

Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005
Facsimile Transmission No. (212) 469-7875
Attention: Debt Capital Markets Syndicate

Wells Fargo Securities, LLC 550 South Tryon Street, 5th Floor Charlotte, North Carolina 28202 Facsimile Transmission No. (704) 410-0326 Attention: Transaction Management

and if to the Company shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 3M Office of General Counsel, 3M Center, St. Paul, Minnesota 55133, Facsimile Transmission No. (651) 736-2205, Attention:  Gregg Larson.

12.                               The Company acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement or any Terms Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Agents, on the other, (ii) in connection therewith and with the process leading to such transaction each Agent is acting solely as a principal and not the agent or fiduciary of the Company, (iii) no Agent has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Agent has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement or an applicable Terms Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate.  The Company agrees that it will not claim that the Agents, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

13.                               This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each Agent and the Company, and to the extent provided in Section 7, Section 8 and Section 9 hereof, the officers and directors of the Company and any person who controls any Agent or the Company, and their respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement.  No purchaser of any of the Securities through or from any Agent hereunder shall be deemed a successor or assign by reason merely of such purchase.

14.          In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Agents are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as information that will allow the Agents to properly identify their respective clients.

15.          Time shall be of the essence in this Agreement and any Terms Agreement.  As used herein, the term “business day” shall mean any day when the office of the Commission in Washington, D.C. is normally open for business.

16.          This Agreement and any Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

17.          The parties hereby agree that Merrill Lynch, Pierce, Fenner & Smith Incorporated may, without notice to the Company, assign its rights and obligations under this Agreement to any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Merrill Lynch, Pierce, Fenner & Smith Incorporated’s capital markets, investment banking or related businesses may be transferred following the date of this Agreement.

18.          This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be an original, but all of such respective counterparts shall together constitute one and the same instrument.

[Signature Page Follows]

If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, whereupon this letter and the acceptance by you thereof shall constitute a binding agreement between the Company and you in accordance with its terms.

Very truly yours,

3M Company

By:	/s/ Nicholas C. Gangestad
	Name:	Nicholas C. Gangestad
	Title:	Senior Vice President and Chief Financial Officer

By:	/s/ Matthew J. Ginter
	Name:	Matthew J. Ginter
	Title:	Treasurer, Vice President

Accepted as of the date hereof:

Goldman, Sachs & Co.			J.P. Morgan Securities LLC

By:	/s/ Adam Greene		By:	/s/ Stephen L. Sheiner
	Name:	Adam Greene		Name:	Stephen L. Sheiner
	Title:	Vice President		Title:	Executive Director

Barclays Capital Inc.			Merrill Lynch, Pierce, Fenner & Smith
Incorporated

By:	/s/ Barbara Mariniello		By:	/s/ Brendan Hanley
	Name:	Barbara Mariniello		Name:	Brendan Hanley
	Title:	Managing Director		Title:	Managing Director

Citigroup Global Markets Inc.			Morgan Stanley & Co. LLC

By:	/s/ Brian D. Bednarski		By:	/s/ Yurij Slyz
	Name:	Brian D. Bednarski		Name:	Yurij Slyz
	Title:	Managing Director		Title:	ED

Credit Suisse Securities (USA) LLC			Wells Fargo Securities, LLC

By:	/s/ Bob McMinn		By:	/s/ Carolyn Hurley
	Name:	Bob McMinn		Name:	Carolyn Hurley
	Title:	Managing Director		Title:	Director

Deutsche Bank Securities Inc.

By:	/s/ Ritu Ketkar
	Name:	Ritu Ketkar
	Title:	Managing Director

By:	/s/ Eunice Kang
	Name:	Eunice Kang
	Title:	Director

ANNEX I

3M COMPANY
[TITLE OF SECURITY]

TERMS AGREEMENT

, 2016

Goldman, Sachs & Co.	J.P. Morgan Securities LLC
200 West Street	383 Madison Avenue
New York, New York 10282	New York, New York 10179

Barclays Capital Inc.	Merrill Lynch, Pierce, Fenner & Smith
745 Seventh Avenue	Incorporated
New York, New York 10019	One Bryant Park
New York, New York 10036
Citigroup Global Markets Inc.
388 Greenwich Street	Morgan Stanley & Co. LLC
New York, New York 10013	1585 Broadway
New York, New York 10036
Credit Suisse Securities (USA) LLC
Eleven Madison Avenue	Wells Fargo Securities, LLC
New York, New York 10010	550 South Tryon Street, 5th Floor
Charlotte, North Carolina 28202
Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005

Dear Ladies and Gentlemen:

3M Company, (the “Company”) proposes, subject to the terms and conditions stated herein and in the Second Amended and Restated Distribution Agreement, dated May 19, 2016 (the “Distribution Agreement”), between the Company on the one hand and Goldman, Sachs & Co., Barclays Capital Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC (the “Agents”) on the other, to issue and sell to [INSERT RELEVANT AGENT(s)] the securities specified in Schedule I hereto (the “Purchased Securities”).  Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agents, as agents of the Company, of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein.  Nothing contained herein or in the Distribution Agreement shall make any party hereto an agent of the Company or make such party subject to the provisions therein relating to the solicitation of offers to purchase Securities from the Company, solely by

Annex I-1

virtue of its execution of this Terms Agreement.  Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty in Section 1 of the Distribution Agreement which makes reference to the Prospectus shall be deemed to be a representation and warranty as of the date of the Distribution Agreement in relation to the Prospectus (as therein defined), and also a representation and a warranty as of the date of this Terms Agreement in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to [INSERT RELEVANT AGENTS] and such Agent[s] agree[s] to purchase from the Company the Purchased Securities, at the time and place, in the principal amount and at the purchase price set forth in Schedule I hereto.

If one or more of the Agents shall fail at the Time of Delivery to purchase the Purchased Securities (the “Defaulted Securities”), then the nondefaulting Agents shall have the right, within 24 hours thereafter, to make arrangements for one of them or one or more other Agents to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; provided, however, that if such arrangements shall not have been completed within such 24-hour period, then:

(a)           if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of Purchased Securities, the nondefaulting Agents shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective initial obligations under this Terms Agreement bear to the obligations of all nondefaulting Agents under this Terms Agreement; or

(b)           if the aggregate principal amount of Defaulted Securities exceed 10% of the aggregate principal amount of Purchased Securities, this Terms Agreement shall terminate without liability on the part of any nondefaulting Agent.

No action taken pursuant to the paragraph above shall relieve any defaulting Agent from liability in respect of its default.  In the event of any such default which does not result in a termination of this Terms Agreement, either the nondefaulting Agents or the Company shall have the right to postpone the Time of Delivery for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

Annex I-2

If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, and upon acceptance hereof by you this letter and such acceptance hereof, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.

3M Company

By:
Name:
Title:

By:
Name:
Title:

Accepted as of the date hereof:

[INSERT SIGNATURE BLOCKS FOR RELEVANT AGENT(S)]

Annex I-3

Schedule I to Annex I

TITLE OF PURCHASED SECURITIES:
                [     %] Medium-Term Notes, Series F

AGGREGATE PRINCIPAL AMOUNT:
                [$     or units of other Specified Currency]

[Price to Public:]

PURCHASE PRICE by [INSERT RELEVANT AGENT(S)]:

% of the principal amount of the Purchased Securities [, plus accrued interest from           to          ] [and accrued amortization, if any, from           to           ]

METHOD OF AND SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

[By Certified or official bank check or checks, payable to the order of the Company, in [[New York] Clearing House] [immediately available] funds] [Delivery against payment]

[By wire transfer to a bank account specified by the Company in [next day] [immediately available] funds]

INDENTURE:

Indenture, dated as of November 17, 2000, as supplemented by a First Supplemental Indenture dated as of July 29, 2011 and as it may be further supplemented from time to time, between the Company and The Bank of New York Mellon Trust Company, N.A., Trustee

APPLICABLE TIME:

TIME OF DELIVERY:

CLOSING LOCATION:

MATURITY:

INTEREST RATE:

[    %]

INTEREST PAYMENT DATES:

[months and dates]

Annex I-4

DOCUMENTS TO BE DELIVERED:

The following documents referred to in the Distribution Agreement shall be delivered as a condition to the Closing:

(l)                                     The opinion or opinions of counsel to the Agents referred to in Section 4(h).

(2)                                 The opinion of counsel to the Company referred to in Section 4(i).

(3)                                 The accountants’ letters referred to in Section 4(j).

(4)                                 The officers’ certificate referred to in Section 4(k).

OTHER PROVISIONS (INCLUDING SYNDICATE PROVISIONS, IF APPLICABLE):

Annex I-5

Schedule II to Annex I

Materials Other than the Pricing Prospectus and Final Term Sheet Included in the

Disclosure Package

Annex I-6

Schedule III to Annex I

Issuer Free Writing Prospectuses Not Included in the

Disclosure Package

Road Show: [None]

Annex I-7

Exhibit A to Annex I

Final Term Sheet

Annex I-8

ANNEX II

3M COMPANY
ADMINISTRATIVE PROCEDURE

This Administrative Procedure relates to the Securities defined in the Second Amended and Restated Distribution Agreement, dated May 19, 2016 (the “Distribution Agreement”), between 3M Company (the “Company”) and Goldman, Sachs & Co., Barclays Capital Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC (together, the “Agents”), to which this Administrative Procedure is attached as Annex II.  Defined terms used herein and not defined herein shall have the meanings given such terms in the Distribution Agreement, the Prospectus Supplement as amended or supplemented or the Indenture.

The procedures to be followed with respect to the settlement of sales of Securities directly by the Company to purchasers solicited by an Agent, as agent, are set forth below.  The terms and settlement details related to a purchase of Securities by an Agent, as principal, from the Company will be set forth in a Terms Agreement pursuant to the Distribution Agreement, unless the Company and such Agent otherwise agree as provided in Section 2(b) of the Distribution Agreement, in which case the procedures to be followed in respect of the settlement of such sale will be as set forth below.  An Agent, in relation to a purchase of a Security by a purchaser solicited by such Agent, is referred to herein as the “Selling Agent” and, in relation to a purchase of a Security by such Agent as principal other than pursuant to a Terms Agreement, as the “Purchasing Agent”.

The Company will advise each Agent in writing of those persons with whom such Agent is to communicate regarding offers to purchase Securities and the related settlement details.

Each Security will be issued only in fully registered form and will be represented by either a global security (a “Global Security”) delivered to the Trustee, as agent for The Depository Trust Company (the “Depositary”) and recorded in the book-entry system maintained by the Depositary (a “Book-Entry Security”) or a certificate issued in definitive form (a “Certificated Security”) delivered to a person designated by an Agent, as set forth in the applicable Disclosure Package or Pricing Supplement.  An owner of a Book-Entry Security will not be entitled to receive a certificate representing such a Security, except as provided in the Indenture.

Book-Entry Securities will be issued in accordance with the Administrative Procedure set forth in Part I hereof, and Certificated Securities will be issued in accordance with the Administrative Procedure set forth in Part II hereof.

PART I:                           ADMINISTRATIVE PROCEDURE FOR BOOK-ENTRY SECURITIES

In connection with the qualification of the Book-Entry Securities for eligibility in the book-entry system maintained by the Depositary, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective

Annex II-1

obligations under a Letter of Representations from the Company to the Depositary and a Medium-Term Note Certificate Agreement between the Trustee and the Depositary (as amended from time to time, the “Certificate Agreement”), and its obligations as a participant in the Depositary, including the Depositary’s Same-Day Funds Settlement System (“SDFS”).

POSTING RATES BY THE COMPANY:

The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Book-Entry Securities that may be sold as a result of the solicitation of offers by an Agent.  The Company may establish a fixed set of interest rates and maturities for an offering period (“posting”).  If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

ACCEPTANCE OF OFFERS BY THE COMPANY:

Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Book-Entry Securities, other than those rejected by such Agent.  Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part.  Each Agent also may make offers to the Company to purchase Book-Entry Securities as a Purchasing Agent.  The Company will have the sole right to accept offers to purchase Book-Entry Securities and may reject any such offer in whole or in part.

The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Book-Entry Securities.  If the Company accepts an offer to purchase Book-Entry Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee.

COMMUNICATION OF SALE INFORMATION TO THE COMPANY BY AGENT AND SETTLEMENT PROCEDURES:

A.                                    After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate promptly, but in no event later than the time set forth under “Settlement Procedure Timetable” below, the following details of the terms of such offer (the “Sale Information”) to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

(1)                                 Principal Amount of Book-Entry Securities to be purchased;

(2)                                 If a Fixed Rate Book-Entry Security, the interest rate and initial interest payment date;

(3)                                 Trade Date;

(4)                                 Settlement Date;

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(5)                                 Maturity Date;

(6)                                 Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency (it being understood that currently the Depositary accepts deposits of Global Securities denominated in U.S. dollars only);

(7)                                 Indexed Currency, the Base Rate and the Exchange Rate Determination Date, if applicable;

(8)                                 Issue Price;

(9)                                 Selling Agent’s commission or Purchasing Agent’s discount, as the case may be;

(10)                          Net Proceeds to the Company;

(11)                          If a redeemable Book-Entry Security, such of the following as are applicable:

(i)                                     Redemption Commencement Date,

(ii)                                  Initial Redemption Price (% of par), and

(iii)                               Amount (% of par) that the Redemption Price shall decline (but not below par) on each anniversary of the Redemption Commencement Date;

(12)                          If a Floating Rate Book-Entry Security, such of the following as are applicable:

(i)                                     Interest Rate Basis,

(ii)                                  Index Maturity,

(iii)                               Spread or Spread Multiplier,

(iv)                              Maximum Rate,

(v)                                 Minimum Rate,

(vi)                              Initial Interest Rate,

(vii)                           Interest Reset Dates,

(viii)                        Calculation Dates,

(ix)                              Interest Determination Dates,

(x)                                 Interest Payment Dates,

(xi)                              Regular Record Dates, and

(xii)                           Calculation Agent;

(13)                          Denomination of certificates to be delivered at settlement;

(14)                          Selling Agent or Purchasing Agent;

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(15)                          If the Book-Entry Security is repayable at the option of the holder thereof, the applicable repayment dates and repayment price; and

(16)                          Any other terms.

B.                                    After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Trustee by facsimile transmission or other acceptable written means.  The Trustee will assign a CUSIP number to the Global Security from a list of CUSIP numbers previously delivered to the Trustee by the Company representing such Book-Entry Security and then advise the Company and the Selling Agent or Purchasing Agent, as the case may be, of such CUSIP number.

C.                                    The Trustee will enter a pending deposit message through the Depositary’s Participant Terminal System, providing the following settlement information to the Depositary, and the Depositary shall forward such information to such Agent and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.:

(1)                                 The applicable Sale Information;

(2)                                 CUSIP number of the Global Security representing such Book-Entry Security;

(3)                                 Whether such Global Security will represent any other Book-Entry Security (to the extent known at such time);

(4)                                 Number of the participant account maintained by the Depositary on behalf of the Selling Agent or Purchasing Agent, as the case may be;

(5)                                 The interest payment period; and

(6)                                 Initial Interest Payment Date for such Book-Entry Security, number of days by which such date succeeds the record date for the Depositary’s purposes (which in the case of Floating Rate Securities which reset weekly shall be the date five calendar days immediately preceding the applicable Interest Payment Date and in the case of all other Book-Entry Securities shall be the Regular Record Date, as defined in the Security) and, if calculable at that time, the amount of interest payable on such Interest Payment Date.

D.                                    The Trustee will complete and authenticate the Global Security previously delivered by the Company representing such Book-Entry Security.

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E.                                     The Depositary will credit such Book-Entry Security to the Trustee’s participant account at the Depositary.

F.                                      The Trustee will enter an SDFS deliver order through the Depositary’s Participant Terminal System instructing the Depositary to (i) debit such Book-Entry Security to the Trustee’s participant account and credit such Book-Entry Security to such Agent’s participant account and (ii) debit such Agent’s settlement account and credit the Trustee’s settlement account for an amount equal to the price of such Book-Entry Security less such Agent’s commission.  The entry of such a deliver order shall constitute a representation and warranty by the Trustee to the Depositary that (a) the Global Security representing such Book-Entry Security has been issued and authenticated and (b) the Trustee is holding such Global Security pursuant to the Certificate Agreement.

G.                                    Such Agent will enter an SDFS deliver order through the Depositary’s Participant Terminal System instructing the Depositary (i) to debit such Book-Entry Security to such Agent’s participant account and credit such Book-Entry Security to the participant accounts of the Participants with respect to such Book-Entry Security and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Book-Entry Security.

H.                                   Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures “F” and “G” will be settled in accordance with SDFS operating procedures in effect on the settlement date.

I.                                        Upon confirmation of receipt of funds, the Trustee will transfer to such account of the Company as the Company shall have previously specified to the Trustee, in funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure “F”.

J.                                        Upon request, the Trustee will send to the Company a statement setting forth the principal amount of Book-Entry Securities outstanding as of that date under the Indenture.

K.                                    Such Agent will confirm the purchase of such Book-Entry Security to the purchaser either by transmitting to the Participants with respect to such Book-Entry Security a confirmation order or orders through the Depositary’s institutional delivery system or by mailing a written confirmation to such purchaser.

L.                                     The Depositary will, at any time, upon request of the Company or the Trustee, promptly furnish to the Company or the Trustee a list of the

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names and addresses of the participants for whom the Depositary has credited Book-Entry Securities.

PREPARATION OF DISCLOSURE PACKAGE AND PRICING SUPPLEMENT; PAYMENT OF COMMISSION FEES:

If the Company accepts an offer to purchase a Book-Entry Security, it will prepare a Disclosure Package and Pricing Supplement reflecting the terms of such Book-Entry Security and arrange to have delivered to the Selling Agent or Purchasing Agent, as the case may be, the number of copies of such Disclosure Package and Pricing Supplement as such Selling Agent or Purchasing Agent, as the case may be, may request as soon as possible and in any event not later than the date on which the applicable document is filed with the Commission.  With the consent of the Selling Agent or Purchasing Agent, as the case may be, delivery of the Disclosure Package and Pricing Supplement may be in electronic form.  The Company will, if applicable, arrange to have the Final Term Sheet and any other Issuer Free Writing Prospectus filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Act and any preliminary pricing supplement and the Pricing Supplement filed with the Commission within the applicable time period prescribed for each such filing by Rule 424(b) under the Act.  The Company shall pay the required Commission filing fees relating to such Book-Entry Security within the time required by Rule 456(b)(1)(i) under the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)).

Copies of Disclosure Packages and Pricing Supplements shall be sent to:

if Goldman, Sachs & Co. is the Selling Agent or Purchasing Agent:

Goldman, Sachs & Co.
Attn:  Registration Department
200 West Street

New York, New York 10282
Telephone:  (866) 471-2526

if Barclays Capital Inc. is the Selling Agent or Purchasing Agent:

Barclays Capital Inc.
Attn:  Syndicate Registration
745 Seventh Avenue
New York, New York 10019
Telephone:  (212) 526-0015
Facsimile:  (646) 834-8133
Email:  victoria.hale@barclays.com

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with a copy to:

Barclays Capital Inc.
c/o Broadridge Financial Solutions
1155 Long Island Avenue
Edgewood, New York 11717
Email:  barclaysprospectus@broadridge.com

if Citigroup Global Markets Inc. is the Selling Agent or Purchasing Agent:

Citigroup Global Markets Inc.

c/o Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, New York 11717

Telephone: (800) 831-9146

Email:  prospectus@citi.com

if Credit Suisse Securities (USA) LLC is the Selling Agent or Purchasing Agent:

Credit Suisse Securities (USA) LLC

Attn: Credit Suisse Prospectus Department

One Madison Avenue

New York, New York 10010

Facsimile: (800) 221-1037

if Deutsche Bank Securities Inc. is the Selling Agent or Purchasing Agent:

Deutsche Bank Securities Inc.
Attn:  Debt Capital Markets Syndicate Desk
60 Wall Street
New York, New York 10005
Facsimile:  (212) 469-7875

if J.P. Morgan Securities LLC is the Selling Agent or Purchasing Agent:

J.P. Morgan Securities LLC
383 Madison Avenue, 3rd Floor
New York, New York 10179
Attn:  Medium Term Note Desk
Telephone:  (212) 834-4421
Facsimile:  (212) 834-6081

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with a copy to:

J.P. Morgan Securities LLC
383 Madison Avenue, 3rd Floor
New York, New York 10179
Attn:                    Transaction Execution Group
Facsimile:  (212) 834-6081

if Merrill Lynch, Pierce, Fenner & Smith Incorporated is the Selling Agent or Purchasing Agent:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

NC1-004-03-43

200 North College Street, 3rd Floor

Charlotte, North Carolina 28255-0001

Attn: Prospectus Department

Telephone:  (732) 878-6536
Facsimile:  (732) 878-6481/6547

Email: dg.prospectus_requests@baml.com

with a copy to:

Merrill Lynch, Pierce, Fenner & Smith
                                                                                    Incorporated
50 Rockefeller Plaza
New York, New York 10020
Attn:  High Grade Transaction Management / Legal
Facsimile:  (212) 901-7881

if Morgan Stanley & Co. LLC is the Selling Agent or Purchasing Agent:

Morgan Stanley & Co. LLC
1585 Broadway, 2nd Floor
New York, New York 10036
Attn:  Medium Term Note Trading Desk
Telephone:  (212) 761-1248
Facsimile:  (212) 761-0780
Email: tom.lewis@morganstanley.com

if Wells Fargo Securities, LLC is the Selling Agent or Purchasing Agent:

Wells Fargo Securities, LLC
550 South Tryon Street, 5th Floor

Charlotte, North Carolina 28202
Attn: Transaction Management
Telephone:  704-410-4792
Facsimile:  704-410-0326
Email: tmgcapitalmarkets@wellsfargo.com

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DELIVERY OF CONFIRMATION, DISCLOSURE PACKAGE AND PROSPECTUS TO PURCHASER BY SELLING AGENT:

The Selling Agent will deliver to the purchaser of a Book-Entry Security a written confirmation of the sale and delivery and payment instructions.  In addition, the Selling Agent will deliver to such purchaser or its agent (i) the Disclosure Package prior to the contract for sale of such Book-Entry Security; provided that the Company has prepared and delivered such Disclosure Package to the Selling Agent; and (ii) the Prospectus as amended or supplemented (including the Pricing Supplement) in relation to such Book-Entry Security or a notice under Rule 173 of the Act in lieu thereof prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or (b) the Book-Entry Security.

DATE OF SETTLEMENT:

The receipt by the Company of immediately available funds in payment for a Book-Entry Security and the authentication and issuance of the Global Security representing such Book-Entry Security shall constitute “settlement” with respect to such Book-Entry Security.  All orders of Book-Entry Securities solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company on a particular date (the “Trade Date”) will be settled on a date (the “Settlement Date”) which is the third Business Day after the Trade Date pursuant to the “Settlement Procedure Timetable” set forth below, unless the Company and the purchaser agree to settlement on another Business Day which shall be no earlier than the next Business Day after the Trade Date.

SETTLEMENT PROCEDURE TIMETABLE:

For orders of Book-Entry Securities solicited by a Selling Agent and accepted by the Company for settlement on the third Business Day after the Trade Date, Settlement Procedures “A” through “I” set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

SETTLEMENT PROCEDURE		TIME
A	5:00 p.m.	on the Trade Date
B	12:00 noon	on the second Business Day immediately preceding the Settlement Date
C	2:00 p.m.	on the second Business Day immediately preceding the Settlement Date
D	9:00 a.m.	on the Settlement Date
E	10:00 a.m.	on the Settlement Date
F-G	2:00 p.m.	on the Settlement Date
H	4:45 p.m.	on the Settlement Date
I	5:00 p.m.	on the Settlement Date

If the initial interest rate for a Floating Rate Book-Entry Security has not been determined at the time that Settlement Procedure “A” is completed, Settlement Procedures “B” and “C” shall be completed as soon as such rate has been determined but no later than 2:00 p.m. on the second Business Day immediately preceding the Settlement Date.  Settlement Procedure “H” is subject

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to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

If settlement of a Book-Entry Security is rescheduled or canceled, the Trustee, upon obtaining knowledge thereof, will deliver to the Depositary, through the Depositary’s Participation Terminal System, a cancellation message to such effect by no later than 2:00 p.m. on the Business Day immediately preceding the scheduled Settlement Date.

FAILURE TO SETTLE:

If the Trustee fails to enter an SDFS deliver order with respect to a Book-Entry Security pursuant to Settlement Procedure “F”, the Trustee may deliver to the Depositary, through the Depositary’s Participant Terminal System, as soon as practicable a withdrawal message instructing the Depositary to debit such Book-Entry Security to the Trustee’s participant account, provided that the Trustee’s participant account contains a principal amount of the Global Security representing such Book-Entry Security that is at least equal to the principal amount to be debited.  If a withdrawal message is processed with respect to all the Book-Entry Securities represented by a Global Security, the Trustee will mark such Global Security “canceled”, make appropriate entries in the Trustee’s records and send such canceled Global Security to the Company.  The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned.  If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Securities represented by a Global Security, the Trustee will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Security or Securities and shall be canceled immediately after issuance and the other of which shall represent the remaining Book-Entry Securities previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

If the purchase price for any Book-Entry Security is not timely paid to the participants with respect to such Book-Entry Security by the beneficial purchaser thereof (or a person, including an indirect participant in the Depositary, acting on behalf of such purchaser), such participants and, in turn, the Agent for such Book-Entry Security may enter deliver orders through the Depositary’s Participant Terminal System debiting such Book-Entry Security to such participant’s account and crediting such Book-Entry Security to such Agent’s account and then debiting such Book-Entry Security to such Agent’s participant account and crediting such Book-Entry Security to the Trustee’s participant account and shall notify the Company and the Trustee thereof.  Thereafter, the Trustee will (i) immediately notify the Company of such order and the Company shall transfer to such Agent funds available for immediate use in an amount equal to the price of such Book-Entry Security which was credited to the account of the Company maintained at the Trustee in accordance with Settlement Procedure “I”, and (ii) deliver the withdrawal message and take the related actions described in the preceding paragraph.  If such failure shall have occurred for any reason other than default by the applicable Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Agent on an equitable basis for the loss of its use of funds during the period when the funds were credited to the account of the Company.

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Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Security, the Depositary may take any actions in accordance with its SDFS operating procedures then in effect.  In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Securities to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedure “D”, for the authentication and issuance of a Global Security representing the other Book-Entry Securities to have been represented by such Global Security and will make appropriate entries in its records.  The Company will, from time to time, furnish the Trustee with a sufficient quantity of Securities.

PART II:                                              ADMINISTRATIVE PROCEDURE FOR CERTIFICATED SECURITIES POSTING RATES BY COMPANY:

The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Certificated Securities that may be sold as a result of the solicitation of offers by an Agent.  The Company may establish a fixed set of interest rates and maturities for an offering period (“posting”).  If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

ACCEPTANCE OF OFFERS BY COMPANY:

Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Certificated Securities, other than those rejected by such Agent.  Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part.  Each Agent also may make offers to the Company to purchase Certificated Securities as a Purchasing Agent.  The Company will have the sole right to accept offers to purchase Certificated Securities and may reject any such offer in whole or in part.

The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Certificated Securities.  If the Company accepts an offer to purchase Certificated Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee.

COMMUNICATION OF SALE INFORMATION TO COMPANY BY AGENT:

After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate the following details of the terms of such offer (the “Sale Information”) to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

(1)                                 Principal Amount of Certificated Securities to be purchased;

(2)                                 If a Fixed Rate Certificated Security, the interest rate and initial interest payment date;

(3)                                 Trade Date;

(4)                                 Settlement Date;

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(5)                                 Maturity Date;

(6)                                 Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency;

(7)                                 Indexed Currency, the Base Rate and the Exchange Rate Determination Date, if applicable;

(8)                                 Issue Price;

(9)                                 Selling Agent’s commission or Purchasing Agent’s discount, as the case may be;

(10)                          Net Proceeds to the Company;

(11)                          If a redeemable Certificated Security, such of the following as are applicable:

(i)                                     Redemption Commencement Date,

(ii)                                  Initial Redemption Price (% of par), and

(iii)                               Amount (% of par) that the Redemption Price shall decline (but not below par) on each anniversary of the Redemption Commencement Date;

(12)                          If a Floating Rate Certificated Security, such of the following as are applicable:

(i)                                     Interest Rate Basis,

(ii)                                  Index Maturity,

(iii)                               Spread or Spread Multiplier,

(iv)                              Maximum Rate,

(v)                                 Minimum Rate,

(vi)                              Initial Interest Rate,

(vii)                           Interest Reset Dates,

(viii)                        Calculation Dates,

(ix)                              Interest Determination Dates,

(x)                                 Interest Payment Dates,

(xi)                              Regular Record Dates, and

(xii)                           Calculation Agent;

(13)                          Name, address and taxpayer identification number of the registered owner(s);

(14)                          Denomination of certificates to be delivered at settlement;

(15)                          Selling Agent or Purchasing Agent;

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(16)                          If the Certificated Security is repayable at the option of the holder thereof, the applicable repayment dates and repayment price; and

(17)                          Any other terms.

PREPARATION OF DISCLOSURE PACKAGE AND PRICING SUPPLEMENT; PAYMENT OF COMMISSION FEES:

If the Company accepts an offer to purchase a Certificated Security, it will prepare a Disclosure Package and Pricing Supplement reflecting the terms of such Certificated Security and arrange to have delivered to the Selling Agent or Purchasing Agent, as the case may be, the number of copies of such Disclosure Package and Pricing Supplement as such Selling Agent or Purchasing Agent, as the case may be, may request as soon as possible and in any event not later than the date on which the applicable document is filed with the Commission.  With the consent of the Selling Agent or Purchasing Agent, as the case may be, delivery of the Disclosure Package and Pricing Supplement may be in electronic form.  The Company will, if applicable, arrange to have the Final Term Sheet and any other Issuer Free Writing Prospectus filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Act and any preliminary pricing supplement and the Pricing Supplement filed with the Commission within the applicable time period prescribed for each such filing by Rule 424(b) under the Act.  The Company shall pay the required Commission filing fees relating to such Certificated Security within the time required by Rule 456(b)(1)(i) under the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)).

Copies of Disclosure Packages and Pricing Supplements shall be sent to:

if Goldman, Sachs & Co. is the Selling Agent or Purchasing Agent:

Goldman, Sachs & Co.
Attn:  Registration Department
200 West Street

New York, New York 10282
Telephone:  (866) 471-2526

if Barclays Capital Inc. is the Selling Agent or Purchasing Agent:

Barclays Capital Inc.
Attn:  Syndicate Registration
745 Seventh Avenue
New York, New York 10019
Telephone:  (212) 526-0015
Facsimile:  (646) 834-8133
Email:  victoria.hale@barclays.com

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with a copy to:

Barclays Capital Inc.
c/o Broadridge Financial Solutions
1155 Long Island Avenue
Edgewood, New York 11717
Email:  barclaysprospectus@broadridge.com

if Citigroup Global Markets Inc. is the Selling Agent or Purchasing Agent:

Citigroup Global Markets Inc.

c/o Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, New York 11717

Telephone: (800) 831-9146

Email:  prospectus@citi.com

if Credit Suisse Securities (USA) LLC is the Selling Agent or Purchasing Agent:

Credit Suisse Securities (USA) LLC

Attn: Credit Suisse Prospectus Department

One Madison Avenue

New York, New York 10010

Facsimile: (800) 221-1037

if Deutsche Bank Securities Inc. is the Selling Agent or Purchasing Agent:

Deutsche Bank Securities Inc.
Attn:  Debt Capital Markets Syndicate Desk
60 Wall Street
New York, New York 10005
Facsimile:  (212) 469-7875

if J.P. Morgan Securities LLC is the Selling Agent or Purchasing Agent:

J.P. Morgan Securities LLC
383 Madison Avenue, 3rd Floor

New York, New York 10179
Attn:  Medium Term Note Desk
Telephone:  (212) 834-4421
Facsimile:  (212) 834-6081

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with a copy to:

J.P. Morgan Securities LLC
383 Madison Avenue, 3rd Floor

New York, New York 10179
Attn:  Transaction Execution Group
Facsimile:  (212) 834-6081

if Merrill Lynch, Pierce, Fenner & Smith Incorporated is the Selling Agent or Purchasing Agent:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

NC1-004-03-43

200 North College Street, 3rd Floor

Charlotte, North Carolina  28255-0001

Attn: Prospectus Department

Telephone:  (732) 878-6536
Facsimile:  (732) 878-6481/6547

Email: dg.prospectus_requests@baml.com

with a copy to:

Merrill Lynch, Pierce, Fenner & Smith
                                                                                    Incorporated
50 Rockefeller Plaza
New York, New York 10020
Attn:  High Grade Transaction Management / Legal
Facsimile:  (212) 901-7881

if Morgan Stanley & Co. LLC is the Selling Agent or Purchasing Agent:

Morgan Stanley & Co. LLC
1585 Broadway, 2nd Floor
New York, New York 10036
Attn:  Medium Term Note Trading Desk
Telephone:  (212) 761-1248
Facsimile:  (212) 761-0780
Email: tom.lewis@morganstanley.com

if Wells Fargo Securities, LLC is the Selling Agent or Purchasing Agent:

Wells Fargo Securities, LLC
550 South Tryon Street, 5th Floor

Charlotte, North Carolina 28202
Attn: Transaction Management
Telephone:  704-410-4792
Facsimile:  704-410-0326
Email: tmgcapitalmarkets@wellsfargo.com

Annex II-15

DELIVERY OF CONFIRMATION, DISCLOSURE PACKAGE AND PROSPECTUS TO PURCHASER BY SELLING AGENT:

The Selling Agent will deliver to the purchaser of a Certificated Security a written confirmation of the sale and delivery and payment instructions.  In addition, the Selling Agent will deliver to such purchaser or its agent (i) the Disclosure Package prior to the contract for sale of such Certificated Security; provided that the Company has prepared and delivered such Disclosure Package to the Selling Agent; and (ii) the Prospectus as amended or supplemented (including the Pricing Supplement) in relation to such Certificated Security or a notice under Rule 173 of the Act in lieu thereof prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or (b) the Certificated Security.

DATE OF SETTLEMENT:

All offers of Certificated Securities solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company will be settled on a date (the “Settlement Date”) which is the third Business Day after the date of acceptance of such offer, unless the Company and the purchaser agree to settlement (a) on another Business Day after the acceptance of such offer or (b) with respect to an offer accepted by the Company prior to 10:00 a.m., New York City time, on the date of such acceptance.

INSTRUCTION FROM COMPANY TO TRUSTEE FOR PREPARATION OF CERTIFICATED SECURITIES:

After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Trustee by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means.

The Company will instruct the Trustee by facsimile transmission or other acceptable written means to authenticate and deliver the Certificated Securities no later than 2:15 p.m., New York City time, on the Settlement Date.  Such instruction will be given by the Company prior to 3:00 p.m., New York City time, on the Business Day immediately preceding the Settlement Date unless the Settlement Date is the date of acceptance by the Company of the offer to purchase Certificated Securities in which case such instruction will be given by the Company by 11:00 a.m., New York City time.

PREPARATION AND DELIVERY OF CERTIFICATED SECURITIES BY TRUSTEE AND RECEIPT OF PAYMENT THEREFOR:

The Trustee will prepare each Certificated Security and appropriate receipts that will serve as the documentary control of the transaction.

In the case of a sale of Certificated Securities to a purchaser solicited by a Selling Agent, the Trustee will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Certificated Securities to the Selling Agent for the benefit of the purchaser of such Certificated

Annex II-16

Securities against delivery by the Selling Agent of a receipt therefor.  On the Settlement Date the Selling Agent will deliver payment for such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Selling Agent’s commission; provided that the Selling Agent reserves the right to withhold payment for which it has not received funds from the purchaser.  The Company shall not use any proceeds advanced by a Selling Agent to acquire securities.

In the case of a sale of Certificated Securities to a Purchasing Agent, the Trustee will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Certificated Securities to the Purchasing Agent against delivery of payment for such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Purchasing Agent’s discount.

FAILURE OF PURCHASER TO PAY SELLING AGENT:

If a purchaser (other than a Purchasing Agent) fails to make payment to the Selling Agent for a Certificated Security, the Selling Agent will promptly notify the Trustee and the Company thereof by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means.  The Selling Agent will immediately return the Certificated Security to the Trustee.  Immediately upon receipt of such Certificated Security by the Trustee, the Company will return to the Selling Agent an amount equal to the amount previously paid to the Company in respect of such Certificated Security.  The Company will reimburse the Selling Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company.

The Trustee will cancel the Certificated Security in respect of which the failure occurred, make appropriate entries in its records and, unless otherwise instructed by the Company, destroy the Certificated Security.

Annex II-17